SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                         SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

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[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                         CENTRAL COAL & COKE CORPORATION
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               (Name of Registrant as Specified In Its Charter)


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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

                      CENTRAL COAL & COKE CORPORATION
                        KANSAS CITY, MISSOURI 64105

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD APRIL 21, 1999

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Central Coal & Coke Corporation, a Delaware corporation, will be held at the offices of Stern Brothers & Co., 1044 Main Street, Suite 900, Kansas City, Missouri, at 9:00 a.m., C.D.T. for the following purposes:

1. To elect five Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

2.   To appoint independent public accountants for the fiscal year;

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The stock transfer books will not be closed, but only stockholders of record at the close of business on March 19, 1999, will be entitled to vote at the meeting.

                                             /s/ Ernest N. Yarnevich,Jr.

March 24, 1999                               Secretary


                                 IMPORTANT

If you do not plan to attend this meeting please sign and return the enclosed proxy in the accompanying envelope

                      CENTRAL COAL & COKE CORPORATION
                       127 W. 10th Street, Suite 666
                        KANSAS CITY, MISSOURI 64105

                              MARCH 24, 1999

                             PROXY STATEMENT


     This proxy statement is furnished to the stockholders of Central Coal
& Coke Corporation, a Delaware Corporation, (hereinafter, "the Corporation") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 21, 1999. The enclosed proxy is solicited by the Board of Directors of the Corporation.

     A person giving the enclosed proxy has the power to revoke it at any time before it is exercised.

     The Corporation will bear the cost of the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone or by telegraph if necessary to obtain sufficient voting representation but it is not anticipated that this will be required.

              VOTING SECURITIES OUTSTANDING AND VOTING RIGHTS

     Shares of Common Stock ($1.00 par value), 355,889 of which were outstanding as of February 12, 1999, are the only voting securities of the Corporation. Each share is entitled to one vote. Cumulative voting is not permitted.

     Only those holders of Common Stock of record at the close of business on March 19, 1999, will be entitled to vote at the meeting.

     As of February 12, 1999, Phelps M. Wood of Arcadia, California, together with members of his immediate family, certain trusts in which he has an interest, and a family limited partnership; Beekman Winthrop of Washington, D.C., together with members of his immediate family and certain trusts for his benefit and the benefit of members of his immediate family, and a family limited partnership; and Patrick J. Moran of Houston, Texas, each owned directly or indirectly, beneficial interest in more than five percent of the Corporation's common stock. Information concerning the shares held by these stockholders is as follows:

Title     Name and Address            Amount and Nature of        Percent
of Class  of Beneficial Owner         Beneficial Ownership        of Class
________  ________________________    _______________________     _________
Common    Phelps M. Wood              4,250 shares direct         29.64%
          P.O. Box 660729             beneficial ownership;
          Arcadia, CA 91066           101,821 shares indirect
                                      beneficial ownership
                                      (See note 5 following
                                      Election of Directors
                                      below)

Common    Beekman Winthrop            63,567 shares direct        26.72%
          3722 Benton Street, N.W.    beneficial ownership;
          Washington, DC 20007-1803   32,064 shares indirect
                                      beneficial ownership
                                      (See Note 4 following
                                      Election of Directors
                                      below)

Common    Patrick J. Moran            30,909 shares direct        8.68%
          Suite 517                   beneficial ownership
          1221 Lamar
          Houston, Texas 77010


     Phelps M. Wood is President of Tektest, Inc. and is a Director of the Corporation. Beekman Winthrop is a private investor, President of Woodwin Management, Inc. and is a Director and President of the Corporation. Patrick J. Moran is an attorney with the law firm of Patrick J. Moran, P.C. in Houston, Texas and lists his present principal occupation as President of Moran Resources Company.

                             ELECTION OF DIRECTORS

     At the meeting, five Directors are to be elected, to serve for the ensuing year and until their respective successors are elected and qualified. The Corporation has no standing nominating committee or committee performing a similar function. The shares represented by the enclosed proxy will be voted for the election as Directors of the five nominees named below unless a contrary choice is specified on the enclosed proxy. All nominees are presently Directors of the Corporation with terms expiring April 21, 1999 and all have agreed to serve if elected. If any nominee becomes unavailable for any reason (which event is not anticipated), the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxies.

Information Concerning Nominees:

     The information appearing in the following table with respect to principal occupation, age and beneficial ownership of Common Stock of the Corporation has been furnished to the Corporation by the nominees. Ownership is given as of February 12, 1999, except as otherwise noted.

                                                  *Amount and
                                                  Nature of
                  Principal Occupation  Director  Beneficial       Percent
Name              And Age               Since     Ownership        of Class
                                                  (Note 1)
______________    ____________________  ________  _____________    ________

Leonard Noah      Managing Director     1987     3,700 shares      1.03%
                  Stern Bros. & Co.              (Note 2)
                  61 years (Note 2)

Gary Pennington   General Manager and   1998     4 shares          0.00%
                  Assistant Secretary
                  of the Corporation
                  39 years (Note 3)

Beekman Winthrop  Private Investor and  1989     95,631 shares     26.72%
                  President of Woodwin           (Note 4)
                  Management, Inc.
                  57 years

Phelps M. Wood    President of          1980     106,071 shares    29.64%
                  Tektest, Inc.                  (Note 5)
                  (Manufacturers of
                  Electronic Testing
                  Accessories)
                  62 years

Ernest N.         Member, Slagle,       1993     2,500 shares      0.70%
Yarnevich, Jr.    Bernard & Gorman,              (Note 6)
                  A Professional
                  Corporation,
                  Attorneys at Law,
                  Kansas City,
                  Missouri (Note 6)
                  54 years

TOTAL FOR FIVE DIRECTORS                         207,906           57.13%

* The Corporation has only one outstanding class of stock, that being Common Stock.

(1) The shares shown include shares of common stock which each Director has the right to acquire beneficial ownership within sixty (60) days pursuant to the Central Coal & Coke Corporation Directors Non-Qualified Stock Option Plan.

(2) Mr. Noah is Vice President, Treasurer, and an Assistant Secretary of the Corporation. Since July 1989, he has been a Managing Director of Stern Brothers & Co. (an investment banking concern) The shares owned beneficially by Mr. Noah are held of record by Mr. Noah as joint owner with his wife, Susan Ann Noah, other than 2,000 shares he has the option to acquire as described in Note 1 above.

(3) Mr. Pennington was elected a Director by the Board of Directors of the Corporation September 19, 1998, to fill the vacancy created by the death on August 24, 1998, of S.M. Riddle who had served as a Director since 1975. Mr. Pennington has served as General Manager of the Corporation since 1985 and is also an Assistant Secretary of the Corporation.

(4) Mr. Winthrop, is President of the Corporation, and has been a private investor for in excess of five years and is also President of Woodwin Management, Inc. He is the direct beneficial and record owner of 63,567 or the Corporation's shares, is the indirect beneficial owner as beneficiary of three trusts owning 6,121 additional shares and is an indirect beneficial owner of 19,193 shares owned by a family limited partnership. Also, he has the option to acquire 2,000 shares as described in Note 1 above. In addition 4,750 shares are owned of record by his son, Dudley Winthrop. Mr. Winthrop is also a Director of Sheldahl, Inc.

(5) As of February 12, 1999, Mr. Wood was the owner of 4,250 of the Corporation's shares. He and his wife, Beverly G. Wood, were the joint owners of an additional 300 shares. His wife also was the sole owner of record of 100 of the Corporation's shares. Mr. Wood as co-trustee of a trust settled by him and his wife has a beneficial interest in an additional 651 shares. An additional 1,030 shares are held in

     Individual Retirement Plan Accounts for the benefit of Mr. Wood and his wife, over which they have the power to direct investments. As trustee or co-trustee of three additional trusts, not settled by him, Mr. Wood has an indirect beneficial interest in another 38,279 shares. Mr. Wood also has an indirect beneficial interest in another 59,461 shares owned of record by PACW Limited, a Limited Partnership of which he is a partner and has sole voting power over such shares. Mr. Wood thus has a direct or indirect beneficial interest in a total of 104,071 shares, in addition to 2,000 shares he has the option to acquire as described in Note 1 above. In addition, other members of Mr. Wood's family collectively have an interest in approximately 4,190 of the Corporation's shares. Mr. Wood disclaims any beneficial interest in these 4,190 shares.

(6) Mr. Yarnevich is Secretary of the Corporation, and has been an attorney and a member of the law firm of Slagle, Bernard & Gorman, a Professional Corporation, for in excess of five years. That firm is retained as General Counsel of the Corporation. Mr. Yarnevich owns beneficially 435 of the Corporation's shares which are held by Mr. Yarnevich as joint owner with his wife, Anne E. Yarnevich, and his wife owns of record an additional 65 shares as custodian for their daughter under the Kansas Uniform Transfers to Minors Act.

Executive Officers:

     There are no Executive Officers of the Corporation who are not also Directors and listed in the table above.

     All Directors, nominees and officers as a group own 207,906 shares of the Corporation's common stock which constitute 57.13% of the stock outstanding.

     The Board of Directors held three meetings during the last fiscal year, and all incumbent Director nominees attended all meetings.

     The principal occupations of the five nominees over the last five years are as set forth above and in the footnotes thereto. None of the five nominees has a family relationship with any other officer or director of the Corporation.

     There are no arrangements between any of the nominees for Director and any other persons pursuant to which any such nominee is proposed to be elected.

Section 16(a) Beneficial Ownership Reporting Compliance:

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and beneficial owners of more than ten percent of the Corporation's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, and furnish copies thereof to the Corporation. Based solely on a review of the copies of such forms furnished to the Corporation and written representations from the individuals concerned, the Corporation believes that during 1998 all Section 16(a) filing requirements applicable to such persons were complied with, except that Mr. Pennington filed his Form 3 approximately 10 days late after being appointed a Director to fill the vacancy created by the death discussed in Note 3 above.

Compensation:

     No individual executive officer of the Corporation received compensation, directly or through personal benefits in excess of $100,000, and the Corporation has no Chief Executive Officer, or officer acting in a similar capacity. The aggregate direct compensation (exclusive of director's fees) of all executive officers of the Corporation, there being four persons in said group, amounted to $88,871 for the fiscal year ended December 31, 1998. This amount includes all salaries, commissions and bonuses received by all executive officers from the Corporation, and health insurance provided at the Corporation's expense. No member of this group received any securities, property, insurance benefits, reimbursements or personal benefits as additional compensation, other than as described herein. Payments totalling $4,000 were made to Mr. Riddle's widow following his death. There are no compensation payments proposed to be made in the future pursuant to any plan or arrangement to the members of this group. Director's fees of $300 were paid to Mr. Wood.

     The Corporation now maintains the Central Coal & Coke Corporation Directors Non-Qualified Stock Option Plan, which was approved by the Stockholders at the Annual Meeting in 1995. That Plan provides for the granting of non-qualified stock options to the Directors each year. The exercise price of an option is the fair market value of a share on the date of the grant. In accordance with the terms of the Plan, each Director on May 16, 1995, was granted the option to purchase 500 shares of common stock of the Corporation at a price of $29 per share, each Director on April
19, 1996, was granted the option to purchase 500 additional shares at a price of $30.50 per share, each Director on May 5, 1997, was granted the option to purchase 500 additional shares at a price of $30.50 per share, and each Director on May 19, 1998, was granted the option to purchase 500 additional shares at a price of $30.375 per share. In each subsequent year it is anticipated that each Director then serving will receive an option to purchase a like number of shares at the current fair market value. A total of 25,000 shares are subject to the Plan as approved. The options are exercisable in full six months after the date of the grant and expire on May 15, 2005, unless earlier terminated in accordance with the provisions of the Plan. Options previously granted are included in the beneficial ownership shown in the table under "Information Concerning Nominees."

Certain Transactions

     On February 1, 1994, an Investment Management Agreement was entered into between the Corporation and Woodwin Management, Inc., a registered investment adviser under the Investment Adviser Act of 1940, whereunder the latter is to afford investment management services to the Corporation relative to the temporary investment of a portion of its liquid assets. Under this agreement the Corporation has agreed to pay a fee at an annual rate of 0.50% of the market value of the assets under management. Mr. Beekman Winthrop is President, Director and owner of more than 10% of the outstanding stock of Woodwin Management, Inc. In the opinion of management of the Corporation the terms of this Investment Management Agreement are reasonable and competitive. The agreement is terminable at the election of either party. For the calendar year 1998 fees totaling $6,994.11 were paid in accordance with the formula described above. The Corporation has no present plan to terminate the agreement.

During the calendar year 1998, the Corporation had in the ordinary course of its business, purchased from Stern Brothers & Co. United States Government obligations having an aggregate principal amount of approximately $30,000,000, the gross profit to Stern Brothers & Co. being approximately $3,000. Mr. Leonard Noah's relationship to Stern Brothers & Co. is described above.

                APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of KPMG LLP has performed the annual audit of the Corporation's financial statements, provided the Corporation assistance in preparation of tax returns, and provided assistance in connection with various tax questions for the year ending December 31, 1997. A resolution will be presented to the meeting to appoint that firm, as independent public accountants, to examine the financial statements of the Corporation for the year ending December 31, 1999, and to perform other appropriate accounting services.

     The Corporation has been advised by KPMG LLP that no member of the firm has any financial interest, either direct or indirect, in the Corporation, and during the past three years they have had no connection with the Corporation in any capacity other than that of public accountants. Representatives of that firm will be present at the stockholders' meeting and will have an opportunity to make a statement if they desire, and they will be available to respond to appropriate questions.

     If the stockholders do not appoint KPMG LLP, the selection of independent public accountants will be reconsidered by the Board of Directors. The Corporation does not have an audit or similar committee.

     The affirmative vote of the holders of a majority of the outstanding common stock present and voting at the meeting will be required for approval of this proposal. The shares represented by the enclosed proxy will be voted in favor of the appointment of KPMG LLP, as above described, unless a contrary choice is specified on the enclosed proxy.

                           STOCKHOLDERS PROPOSALS

     In order for a proposal of a stockholder to be presented at the Company's 2000 Annual Meeting of Stockholders, it must be received at the Company's principal office in Kansas City, Missouri, no later than November 24, 1999, for inclusion in the 2000 Proxy Statement. A proposal of a Stockholder to be presented at the Company's 2000 Annual Meeting of Stockholders without inclusion in the 2000 Proxy Statement should be received at the Company's principal office no later than February 8, 2000, to be timely, and if not received by that date proxies given to the Company may grant the Company discretionary authority to vote on such proposal.

                               OTHER MATTERS

     While the Notice of Annual Meeting of Stockholders calls for transaction of such other business as may properly come before the meeting, or adjournments thereof, management has no knowledge of any matters to be presented for action by the stockholders at the meeting other than the above. The enclosed proxy gives discretionary authority, however, in the event that any additional matters should be presented.

                                      By Order of the Board of Directors

                                      /s/ Ernest N. Yarnevich, Jr.

Dated March 24, 1999                  Secretary




THE ANNUAL REPORT FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION PROVIDES CERTAIN ADDITIONAL INFORMATION AND WILL BE AVAILABLE TO
STOCKHOLDERS IN APRIL. A COPY OF THIS REPORT MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

PROXY                 CENTRAL COAL & COKE CORPORATION                 PROXY
        127 W. 10th STREET, SUITE 666, KANSAS CITY, MISSOURI 64105

    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 21, 1999,
              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints BEEKMAN WINTHROP, LEONARD NOAH and PHELPS M. WOOD and each or any of them, proxies with power of substitution, to vote all stock of the undersigned at the ANNUAL MEETING OF CENTRAL COAL & COKE CORPORATION to be held April 21, 1999, and at any adjournments thereof, as described below.

1.  ELECTION OF DIRECTORS

[  ]  FOR all nominees listed below    [  ]  WITHHOLD AUTHORITY
      (except as marked to the               to vote for all nominees
      contrary below)                        listed below

  L. NOAH, G.J. PENNINGTON, B. WINTHROP, P.M. WOOD, E.N. YARNEVICH, Jr.

(Instruction: To withhold authority to vote for any individual nominee write that nominee's name of the space provided below.)

_______________________________________________________________________

2. PROPOSAL TO APPOINT KPMG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE CORPORATION.

              [  ]  FOR      [  ]  AGAINST      [  ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting

Name(s), address and number of shares of registered owner(s) appear on reverse side hereof.

PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.



               SEE REVERSE SIDE FOR MATTERS TO BE VOTED ON

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.




Signature(s) _______________________________________________________ , 1999
             Please sign exactly as name(s)        Month       Day
             appear(s) below; indicating
             official position or representa-
             tive capacity where applicable
             Show address change.